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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 22, 2000
                                 Date of report
                        (Date of earliest event reported)



                               CELL PATHWAYS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       0001066284                                          23-2969600
(Commission File Number)                       (IRS Employer Identification No.)



                              702 ELECTRONIC DRIVE
                                HORSHAM, PA 19044
                    (Address of Principal Executive Offices)



                                  215-706-3800
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.           OTHER EVENTS

On September 25, 2000, the U.S. Food and Drug Administration issued a "not approvable" letter noting deficiencies in the Company's New Drug Application
(NDA) for Aptosyn(TM) (exisulind) for the orphan drug indication of familial polyposis (FAP) and finding the information provided as to the safety and efficacy of Aptosyn(TM) (exisulind) to be inadequate for the FAP indication. The Company has announced its intention to amend the NDA and to request a meeting with the FDA to address the deficiencies and the possible requirement for additional clinical data.



Certain statements made herein, and oral statements made in respect hereof, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are those which express plan, anticipation, intent, contingency or future development and/or otherwise are not statements of historical fact. These statements are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. Such risks and uncertainties relate to, among other factors, the absence of approved products; history of operating losses; early stage of development; the costs, delays and uncertainties inherent in basic pharmaceutical research, drug development, clinical trials and the regulatory approval process, with respect to both the Company's current product candidates and its future product candidates, if any; dependence on the development and market acceptance of Aptosyn(TM) (exisulind) for one or more significant disease indications; the limitations on, or absence of, the predictive value of data obtained in laboratory tests, animal models and human clinical trials when planning additional steps in product development; the uncertainty of obtaining regulatory approval of any compound for any disease indication; the delay, uncertainty and adversity arising from the recent action of the FDA is issuing a "not approvable" letter with respect to the New Drug Application ("NDA") submitted for Aptosyn(TM) (exisulind) for the orphan drug condition of familial adenomatous polyposis, a rare disease that puts those afflicted at high risk of developing colon cancer; the uncertainty of the effect of product approval, if achieved, on the market price of the Common Stock; the timing and scope of any approval which might be received for any compound for any indication in the future; acceptance by providers of healthcare reimbursement; the validity, scope and enforceability of patents; the actions of competitors; dependence upon third parties; product liability; and the need for further financing. These and other risks are detailed in the Company's reports filed from time to time under the Securities Act of 1933 and/or the Securities Exchange Act of 1934, including the sections entitled "Business," "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Other Events" in the Company's reports on Form 10-K for the year ended December 31, 1999 and Form 10-Q for each of the first three quarters of 2000 and in such registration statements on Form S-3 as may be filed from time to time. You are encouraged to read these filings as they are made. They are available over the Internet from the SEC in its EDGAR database. Given the uncertainties affecting pharmaceutical companies in the development stage, current and prospective investors are cautioned not to place undue reliance on any such forward-looking statements, any of which may turn out to be wrong due to inaccurate assumptions, unknown risks, uncertainties or other factors. No forward-looking statement can be guaranteed; actual future results may vary materially. Both forward-looking statements and statements of historic fact must be understood in the context of the risks referred

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to above which characterize the Company's development stage business. The
Company undertakes no obligation to update or revise the statements made herein or the factors which may relate thereto.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CELL PATHWAYS, INC.


Dated: September 29, 2000               By: /s/ Robert J. Towarnicki
                                        ----------------------------
                                                Robert J. Towarnicki

                                        President, Chief Executive Officer and
                                        Director (Principal Executive Officer)



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